EXHIBIT 10.3

Execution Version

CONTINUING GUARANTY

(ENGlobal U.S., Inc., ENGlobal Government Services, Inc., and ENGlobal Technologies, LLC)

Dated June 15, 2023

BACKGROUND. ENGLOBAL CORPORATION, a Nevada corporation (“Borrower”) and ALLIANCE 2000, LTD., a Texas limited partnership (“Lender”) have entered into a Credit Agreement, dated as of the date hereof (such agreement, together with all amendments, restatements, supplemented, and modifications, the “Credit Agreement”). Borrower and each Guarantor are members of the same affiliated group of companies, and Guarantors will derive direct and indirect economic benefit from the Term Loans and other financial accommodations under the Credit Agreement and other Loan Documents.

AGREEMENT

1. GUARANTY; DEFINITIONS. In consideration of any credit or other financial accommodation heretofore, now or hereafter extended or made to Borrower by Lender, and for other valuable consideration, the undersigned ENGLOBAL U.S., INC., a Texas corporation, ENGLOBAL GOVERNMENT SERVICES, INC., a Texas corporation, and ENGLOBAL TECHNOLOGIES, LLC, a Texas limited liability company (Each a “Guarantor” and collectively, the “Guarantors”), jointly and severally unconditionally guarantee and promise to pay to Lender, or order, on demand in lawful money of the United States of America and in immediately available funds, any and all Indebtedness of the Borrower to Lender, all without relief from valuation and appraisement laws as applicable. The term “Indebtedness” is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable, and includes without limitation, all loans and indebtedness incurred by Borrower under the Credit Agreement. Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement, and, to the extent of any conflict, terms as defined therein shall control (provided, that, a more expansive or explanatory definition shall not be deemed a conflict). This Guaranty is a guaranty of payment and not collection.

2. MAXIMUM LIABILITY; SUCCESSIVE TRANSACTIONS; REVOCATION; OBLIGATION UNDER OTHER GUARANTIES. This is a continuing guaranty and all rights, powers and remedies hereunder shall apply to all past, present and future Indebtedness of the Borrower to Lender, including that arising under successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, and notwithstanding the death, incapacity, dissolution, liquidation or bankruptcy of any of the Borrower or Guarantors or any other event or proceeding affecting any of the Borrower or Guarantors. This Guaranty shall not apply to any new Indebtedness created after actual receipt by Lender of written notice of its revocation as to such new Indebtedness; provided however, that loans or advances made by Lender to the Borrower after revocation under commitments existing prior to receipt by Lender of such revocation, and extensions, renewals or modifications, of any kind, of Indebtedness incurred by the Borrower or committed by Lender prior to receipt by Lender of such revocation, shall not be considered new Indebtedness. Any such notice must be sent to Lender by registered U.S. mail, postage prepaid, addressed to its office at 3 Dashwood Court, The Hills, Texas 78738 or at such other address as Lender shall from time to time designate. Any payment by either Guarantor shall not reduce Guarantors’ maximum obligation hereunder unless written notice to that effect is actually received by Lender at or prior to the time of such payment. The obligations of each Guarantor hereunder shall be in addition to any obligations of such Guarantor under any other guaranties of any liabilities or obligations of the Borrower or any other persons heretofore or hereafter given to Lender unless said other guaranties are expressly modified or revoked in writing; and this Guaranty shall not, unless expressly herein provided, affect or invalidate any such other guaranties.

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3. OBLIGATIONS JOINT AND SEVERAL; SEPARATE ACTIONS; WAIVER OF STATUTE OF LIMITATIONS; REINSTATEMENT OF LIABILITY. The obligations hereunder are joint and several and independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against any Guarantor whether action is brought against the Borrower or any other person, or whether the Borrower or any other person is joined in any such action or actions. Each Guarantor acknowledges that this Guaranty is absolute and unconditional, there are no conditions precedent to the effectiveness of this Guaranty, and this Guaranty is in full force and effect and is binding on such Guarantor as of the date written below, regardless of whether Lender obtains collateral or any guaranties from others or takes any other action contemplated by such Guarantor. To the extent permitted by applicable law, each Guarantor waives the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and each Guarantor agrees that any payment of any Indebtedness or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to such Guarantor’s liability hereunder. The liability of Guarantors hereunder shall be reinstated and revived and the rights of Lender shall continue if and to the extent for any reason any amount at any time paid on account of any Indebtedness guaranteed hereby is rescinded or must otherwise be restored by Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Lender in its sole discretion; provided however, that if Lender chooses to contest any such matter at the request of any Guarantor, such Guarantor agrees to indemnify and hold Lender harmless from and against all costs and expenses, including reasonable attorneys’ fees, expended or incurred by Lender in connection therewith, including without limitation, in any litigation with respect thereto.

4. AUTHORIZATIONS TO LENDER. Each Guarantor authorizes Lender either before or after revocation hereof, without notice to, demand on, or consent of Guarantor, and without affecting such Guarantor’s liability hereunder, from time to time to: (a) alter, compromise, renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any portion thereof, including increase or decrease of the rate of interest thereon; (b) do any and all of the following with respect to any document or instrument now or hereafter entered into in connection with the Indebtedness or otherwise evidencing and/or securing any portion of the Indebtedness (collectively, the “Loan Documents”): (i) amend, amend and restate, supplement, replace, or otherwise modify any Loan Document; (ii) waive compliance with any provision of any Loan Document on any number of occasions; (iii) consent to departure from any provision of any Loan Document on any number of occasions; and/or (iv) forbear from exercising any rights or remedies of Lender in connection with a breach of any provision of any Loan Document for any duration of time and on any number of occasions; (c) take and hold security for the payment of this Guaranty or the Indebtedness or any portion thereof, and exchange, enforce, waive, subordinate or release any such security; (d) apply such security and direct the order or manner of sale thereof, including without limitation, a non-judicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as Lender in its discretion may determine; (e) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness, or any portion thereof, or any other party thereto; and (f) apply payments received by Lender from the Borrower to any Indebtedness of the Borrower to Lender, in such order as Lender shall determine in its sole discretion, whether or not such Indebtedness is covered by this Guaranty, and each Guarantor hereby waives any provision of law regarding application of payments which specifies otherwise. Lender may without notice assign this Guaranty in whole or in part.

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5. REPRESENTATIONS, WARRANTIES, AND AGREEMENTS. Each Guarantor represents and warrants to Lender that: (a) this Guaranty is executed at Borrower’s request; (b) Lender has made no representation to any Guarantor as to the creditworthiness of the Borrower; and (c) each Guarantor has established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to Borrower’s financial condition. Each Guarantor agrees with Lender: (i) to keep adequately informed from such means of any facts, events or circumstances which might in any way affect such Guarantor’s risks hereunder; (ii) that Lender shall have no obligation to disclose to Guarantors any information or material about the Borrower which is acquired by Lender in any manner; (iii) upon Lender’s request, each Guarantor shall provide to Lender copies of such Guarantor’s financial statements; and (iv) that each Guarantor shall not, without Lender’s prior written consent, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or a substantial or material part of such Guarantor’s assets other than in the ordinary course of such Guarantor’s business, nor accomplish any of the above by virtue of a division or similar transaction.

7. SUBORDINATION. Any Indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the Indebtedness of Borrower to Lender. Such Indebtedness of Borrower to any Guarantor is assigned to Lender as security for this Guaranty and the Indebtedness and, if Lender requests, shall be collected and received by the relevant Guarantor as trustee for Lender and paid over to Lender on account of the Indebtedness of Borrower to Lender but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty. Any notes or other instruments now or hereafter evidencing such Indebtedness of the Borrower to any Guarantor shall be marked with a legend that the same are subject to this Guaranty and, if Lender so requests, shall be delivered to Lender. Lender is hereby authorized in the name of each Guarantor from time to time to file financing statements and continuation statements and execute such other documents and take such other action as Lender deems necessary or appropriate to perfect, preserve and enforce its rights hereunder.

8. REMEDIES; NO WAIVER. All rights, powers and remedies of Lender hereunder are cumulative. No delay, failure or discontinuance of Lender in exercising any right, power or remedy hereunder shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by Lender of any breach of this Guaranty, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing.

9. COSTS, EXPENSES AND ATTORNEYS’ FEES. Guarantors shall pay to Lender immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including, to the extent permitted by applicable law, reasonable attorneys’ fees (to include outside counsel fees and all allocated costs of Lender’s in-house counsel to the extent permissible), expended or incurred by Lender in connection with the enforcement of any of Lender’s rights, powers or remedies and/or the collection of any amounts which become due to Lender under this Guaranty, and the prosecution or defense of any action in any way related to this Guaranty, whether or not suit is brought, and if suit is brought, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Lender or any other person) relating to any Guarantor or any other person or entity. Subject to any restriction under applicable law pertaining to usury, all of the foregoing shall be paid by Guarantor with interest from the date of demand until paid in full at the rate per annum specified in Section 1.2(a) of the Credit Agreement. Notwithstanding anything in this Guaranty to the contrary, reasonable attorneys’ fees shall not exceed the maximum amount permitted by law.

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10. SUCCESSORS; ASSIGNMENT. This Guaranty shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Guarantors may not assign or transfer any of their interests or rights hereunder without Lender’s prior written consent. Each Guarantor acknowledges that Lender has the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, any Indebtedness of Borrower to Lender and any obligations with respect thereto, including this Guaranty. In connection therewith, Lender may disclose all documents and information which Lender now has or hereafter acquires relating to any Guarantor and/or this Guaranty, whether furnished by Borrower, Guarantors or otherwise. Each Guarantor further agrees that Lender may disclose such documents and information to Borrower.

11. AMENDMENT. This Guaranty may be amended or modified only in writing signed by Lender and Guarantors.

12. COUNTERPARTS; GOVERNING LAW. This Guaranty may be executed in as many counterparts as may be required to reflect all parties assent; all counterparts will collectively constitute a single agreement. This Guaranty shall be governed by and construed in accordance with the laws of Texas, without reference to the conflicts of law or choice of law principles thereof.

13. GUARANTORS’ WAIVERS.

(a) Each Guarantor waives any right to require Lender to: (i) proceed against the Borrower or any other person; (ii) marshal assets or proceed against or exhaust any security held from the Borrower or any other person; (iii) give notice of the terms, time and place of any public or private sale or other disposition of personal property security held from the Borrower or any other person; (iv) take any other action or pursue any other remedy in Lender's power; or (v) make any presentment or demand for performance, or give any notices of any kind, including, without limitation, any notice of nonperformance, protest, notice of protest or notice of dishonor, notice of intention to accelerate or notice of acceleration hereunder or in connection with any obligations or evidences of Indebtedness held by Lender as security for or which constitute in whole or in part the Indebtedness guaranteed hereunder, or in connection with the creation of new or additional Indebtedness; or (vi) set off against the Indebtedness the fair value of any real or personal property given as collateral for the Indebtedness (whether such right of setoff arises under statute or otherwise). In addition to the foregoing, each Guarantor specifically waives any statutory right it might have to require Lender to proceed against Borrower or any collateral that secures the Indebtedness.

(b) Each Guarantor waives any defense to its obligations hereunder based upon or arising by reason of: (i) any disability or other defense of the Borrower or any other person; (ii) the cessation or limitation from any cause whatsoever, other than payment in full, of the Indebtedness of the Borrower or any other person; (iii) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Borrower which is a corporation, limited liability company, partnership or other type of entity, or any defect in the formation of the Borrower; (iv) the application by the Borrower of the proceeds of the Indebtedness for purposes other than the purposes represented by Borrower to, or intended or understood by, Lender or Guarantors; (v) any act or omission by Lender which directly or indirectly results in or aids the discharge of the Borrower or any portion of the Indebtedness by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Lender against the Borrower; (vi) any impairment of the value of any interest in security for the Indebtedness or any portion thereof, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; (vii) any modification of the Indebtedness, in any form whatsoever, including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, the Indebtedness or any portion thereof, including increase or decrease of the rate of interest thereon; or (viii) or any requirement that Lender give any notice of acceptance of this Guaranty. Until all Indebtedness shall have been paid in full, Guarantors shall have no right of subrogation, and each Guarantor waives any right to enforce any remedy which Lender now has or may hereafter have against the Borrower or any other person and waives any benefit of, or any right to participate in, any security now or hereafter held by Lender. To the fullest extent permitted by applicable law, each Guarantor waives all rights of a surety and the benefits of any applicable suretyship law, statute or regulation, and without limiting any of the waivers set forth herein, each Guarantor further waives any other fact or event that, in the absence of this provision, would or might constitute or afford a legal or equitable discharge or release of or defense to Borrower.

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(c) Each Guarantor further waives all rights and defenses such Guarantor may have arising out of (i) any election of remedies by Lender, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Indebtedness, destroys such Guarantor's rights of subrogation or such Guarantor's rights to proceed against the Borrower for reimbursement, or (ii) any loss of rights any Guarantor may suffer by reason of any rights, powers or remedies of the Borrower in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the Indebtedness, whether by operation of law or otherwise, including any rights Guarantors may have to claim a fair market credit with respect to a deficiency or have a fair market value hearing to determine the size of a deficiency following any foreclosure sale or other disposition of any real property security for any portion of the Indebtedness, and each Guarantor waives any right such Guarantor may have under any “one-action” rule. Each Guarantor further waives the benefit of any homestead, exemption or other similar laws.

14. UNDERSTANDING WITH RESPECT TO WAIVERS; SEVERABILITY OF PROVISIONS. Each Guarantor warrants and agrees that each of the waivers set forth herein is made with such Guarantor's full knowledge of its significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any waiver or other provision of this Guaranty shall be held to be prohibited by or invalid under applicable public policy or law, such waiver or other provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such waiver or other provision or any remaining provisions of this Guaranty.

15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

NOTICE: THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THE INDEBTEDNESS CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THE INDEBTEDNESS.

[Signature Page Follows]

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IN WITNESS WHEREOF, each undersigned Guarantor has executed this Guaranty, intending to be legally bound hereby, as of the date first set forth above.

ENGLOBAL U.S., INC., a Texas corporation

/s/Darren Spriggs
Darren Spriggs, Chief Financial Officer

ENGLOBAL GOVERNMENT SERVICES, INC., a Texas corporation

/s/ Darren Spriggs
Darren Spriggs, Chief Financial Officer

ENGLOBAL TECHNOLOGIES, LLC, a Texas limited liability company

/s/ Darren Spriggs
Darren Spriggs, Chief Financial Officer

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